SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       January 14, 2004
                                                ------------------------------



                          Washington Federal, Inc.
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          (Exact name of registrant as specified in its charter)




  Washington                           0-25454                     91-161606
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)




425 Pike Street, Seattle, Washington                                 98101
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(Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including area code       (206) 624-7930
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                              Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)




Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          -------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibit is included with this Report:

          Exhibit 99.1  Fact sheet as of December 31, 2003.
          Exhibit 99.2  Press Release dated January 14, 2004.




Item 9.   Regulation FD Disclosure
          -------------

    A copy of the December 31, 2003 fact sheet which presents certain detailed financial information about Washington Federal, Inc. (the "Company") is attached hereto as Exhibit 99.1.


Item 12.  Results of Operations and Financial Condition
          -------------


     On January 14, 2004, the Company announced by press release its earnings for the quarter ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.2. A copy of the December 31, 2003 fact sheet which presents certain detailed financial information about the Company is attached hereto as
Exhibit 99.1.





                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  WASHINGTON FEDERAL, INC.



Dated: January 16, 2004           By:  /s/ Brent J. Beardall
                                        ---------------------
                                        Brent J. Beardall
                                        Senior Vice President and
                                        Chief Financial Officer